UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2010

P. H. Glatfelter Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 500, York, Pennsylvania		17401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717 225 4711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements

On May 5, 2010, the shareholders of P. H. Glatfelter Company (the “Company”) approved the Amended and Restated 2005 Management Incentive Plan (the “MIP”).

The MIP is administered by the Compensation Committee and provides for the grant of performance-based cash awards to eligible participants. As more fully described in the MIP, awards are based on the achievement of performance goals, which must be achieved during a specified performance period, are set by the Compensation Committee and can be based on wide variety of criteria, including both financial and non-financial objectives. A performance period generally is a calendar year but can be another period, as selected by the Compensation Committee, for which performance is being measured. Participation in the MIP is approved by the Compensation Committee and is limited to officers, including the named executive officers, and key employees of the Company who have significant responsibility for corporate, business segment or facility-based operations. Awards under the MIP for any participant may not exceed $2,000,000 for any performance period. The MIP will continue from year to year until terminated by the Board or the Compensation Committee. This description is qualified in its entirety by reference to the MIP, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 5, 2010, the Company held its annual meeting of shareholders. There were 45,751,075 shares of common stock entitled to vote at the meeting and a total of 41,921,179 (92%) shares of common stock were represented at the meeting.

The items voted upon at the annual meeting and the results of the vote on each proposal were as follows:

Proposal 1. the election of six members of the Board of Directors to serve until the Company’s next annual meeting and until their successors are elected and qualified.

Each of the six nominees for director were elected, and the voting results are set forth below:

Name of Director	For	Withheld
Kathleen A. Dahlberg	24,931,543	13,451,468
George H. Glatfelter II	37,999,332	383,679
Richard C. III	36,591,338	1,791,673
Ronald J. Naples	24,947,593	13,435,418
Richard L. Smoot	24,928,817	13,454,194
Lee C. Stewart	24,848,451	13,534,560

Proposal 2. a proposal to approve the Amended and Restated 2005 Management Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non Votes
37,651,248	612,951	118,812	3,538,168

Proposal 3. a proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non Votes
40,214,970	1,645,379	60,830	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Amended and Restated 2005 Management Incentive Plan (effective as of January 1, 2010).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

May 6, 2010	By:	/s/ Thomas G. Jackson

Name: Thomas G. Jackson
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated 2005 Management Incentive Plan (effective as of January 1, 2010)